INCOME TAXES	12 Months Ended
Jan. 30, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Total income taxes were allocated as follows:

	Year Ended
(in millions)	January 30, 2016	January 31, 2015	February 1, 2014
Income from continuing operations	$165.8	$355.0	$357.6
Shareholders' equity, tax benefit on
exercises/vesting of equity-based
compensation	(12.8)	(4.5)	(9.8)
	$153.0	$350.5	$347.8

The provision for income taxes consists of the following:

	Year Ended
	January 30,	January 31,	February 1,
(in millions)	2016	2015	2014
Federal - current	$126.9	$325.1	$304.6
State - current	14.6	47.6	45.9
Foreign - current	0.5	0.4	0.4
Total current	142.0	373.1	350.9

Federal - deferred	7.4	(9.7)	10.5
State - deferred	3.3	(3.2)	0.9
Foreign - deferred	13.1	(5.2)	(4.7)
Total deferred	$23.8	$(18.1)	$6.7

Included in current tax expense for the years ended January 30, 2016, January 31, 2015 and February 1, 2014, are amounts related to uncertain tax positions associated with temporary differences, in accordance with ASC 740.
A reconciliation of the statutory federal income tax rate and the effective rate follows:

	Year Ended
	January 30, 2016	January 31, 2015	February 1, 2014
Statutory tax rate	35.0%	35.0%	35.0%
Effect of:
State and local income taxes,
net of federal income tax benefit	3.0	3.3	3.3
Work Opportunity Tax Credit	(3.8)	(1.0)	(0.9)
International taxes	(4.5)	—	—
Change in valuation allowance	4.1	—	—
Nondeductible acquisition costs	1.5	—	—
Other, net	1.7	(0.1)	0.1
Effective tax rate	37.0%	37.2%	37.5%

The increase in “Other, net” consists primarily of benefits from foreign taxes offset by certain nondeductible expenses. The decrease in expense for the year ended January 30, 2016 was a result of international entity restructuring, the increase in federal jobs credits and the decrease in income for the year ended January 30, 2016 which made the impact to the rate greater for the stated benefits than in previous years. This decrease was partially offset by a valuation allowance recorded relative to the Canadian deferred tax assets.
United States income taxes have not been provided on accumulated but undistributed earnings of the Company's foreign subsidiaries as the Company intends to permanently reinvest earnings. To date, the earnings and related taxes of the legacy Dollar Tree foreign subsidiaries are negligible. The Company has reserved United States income taxes on accumulated but undistributed earnings for Family Dollar's foreign subsidiaries as of the Acquisition Date.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  All deferred tax assets and liabilities are classified on the accompanying consolidated balance sheets as noncurrent in accordance with ASU 2015-17 "Income Taxes (Topic 740)" and are netted based on taxing jurisdiction.
Significant components of the Company's net deferred tax assets (liabilities) follow:

(in millions)	January 30, 2016	January 31, 2015
Deferred tax assets:
Deferred rent	$47.3	$41.0
Accrued expenses	73.2	37.6
Net operating losses and credit carryforwards	53.1	31.0
Accrued compensation expense	77.8	33.8
Other	0.3	5.1
Total deferred tax assets	251.7	148.5
Valuation allowance	(48.4)	(13.8)
Deferred tax assets, net	203.3	134.7
Deferred tax liabilities:
Property and equipment	(369.3)	(48.7)
Other intangibles	(1,415.9)	(18.7)
Prepaid expenses	(3.3)	(3.0)
Inventory	(1.4)	(5.4)
Total deferred tax liabilities	(1,789.9)	(75.8)
Net deferred tax asset (liability)	$(1,586.6)	$58.9

Deferred tax liabilities have been provided for the tax effects of the differences between the book and tax bases in the assets acquired from Family Dollar. The increase in the deferred tax liability was primarily generated from the recording of the tax effects related to the Family Dollar trade name, favorable lease rights, inventory and property plant and equipment.
At January 30, 2016 the Company had certain state tax credit carryforwards, net operating loss carryforwards and capital loss carryforwards totaling approximately $53.1 million. These carryforwards will expire, if not utilized, beginning in 2016 through 2035.
A valuation allowance of $48.4 million, net of federal tax benefits, has been provided principally for certain state credit carryforwards and net operating loss carryforwards. Since January 31, 2015 the valuation allowance has been increased by $6.8 million as a result of the Acquisition, $19.4 million as a result of recording a valuation allowance on foreign net operating loss carryforwards, $7.6 million as a result of reserving for a federal capital loss carryforward and $0.8 million as a result of increasing the state credit valuation reserve. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred taxes will not be realized.  Based upon the availability of carrybacks of future deductible amounts to the past two years’ taxable income and the Company's projections for future taxable income over the periods in which the deferred tax assets are deductible, the Company believes it is more likely than not the remaining existing deductible temporary differences will reverse during periods in which carrybacks are available or in which the Company generates net taxable income.
The Company is participating in the Internal Revenue Service (“IRS”) Compliance Assurance Program (“CAP”) for the 2015 fiscal year and will participate in the program for fiscal year 2016.  This program accelerates the examination of key transactions with the goal of resolving any issues before the tax return is filed.  The Dollar Tree segment's federal tax returns have been examined and all issues have been settled through the fiscal 2014 tax year.  The federal statute of limitations is still open for Family Dollar's tax returns for the fiscal year ended August 25, 2012 and forward. Several states completed their examinations during fiscal 2015.  In general, fiscal years 2012 and forward are within the statute of limitations for state tax purposes.  The statute of limitations is still open prior to 2012 for some states.
The balance for unrecognized tax benefits at January 30, 2016 was $71.4 million.  The total amount of unrecognized tax benefits at January 30, 2016 that, if recognized, would affect the effective tax rate was $19.3 million (net of the federal tax benefit).
The following is a reconciliation of the Company’s total gross unrecognized tax benefits:

	January 30, 2016	January 31, 2015
Beginning Balance	$6.5	$5.5
Additions, Acquisition of Family Dollar	64.4	—
Additions, based on tax positions related to current year	1.9	0.6
Additions for tax positions of prior years	1.6	0.9
Settlements	(1.8)	—
Lapses in statutes of limitation	(1.2)	(0.5)
Ending balance	$71.4	$6.5

The increase in unrecognized tax benefits for fiscal 2015 is primarily related to the Acquisition. The Company believes it is reasonably possible that $20.0 million to $25.0 million of the reserve for uncertain tax positions may be reduced during the next 12 months principally as a result of the effective settlement of outstanding issues. It is also possible that state tax reserves will be reduced for audit settlements and statute expirations within the next 12 months. At this point it is not possible to estimate a range associated with the resolution of these audits. The Company does not expect any change to have a significant impact to its consolidated financial statements.
As of January 30, 2016, the Company has recorded a liability for potential interest of $5.7 million.